SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 29, 2002

BEAR STEARNS ASSET BACKED
SECURITIES INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-56242 (Commission file number)	13-3836437 (I.R.S. employer identification no.)

383 Madison Avenue New York, New York (Address of principal executive offices)	10179 (ZIP Code)

                           (212) 272-2000
Registrant's telephone number, including area code

                                      N/A
(Former name or former address, if changed since last report)

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

This Current Report on Form 8-K/A is being filed to amend Exhibit No. 4.1, as originally filed as an exhibit to Registrant’s Current Report on Form 8-K, dated August 2, 2002.

           (c) Exhibits

Exhibit No. 1.1 4.1 99.1	Underwriting Agreement(1) Pooling and Servicing Agreement Yield Maintenance Agreement(2)

_____________________

(1)      Previously filed as an exhibit to Registrant's Current Report on Form 8-K, dated August 2, 2002.

(2)      Previously filed as an exhibit to Registrant’s Current Report on Form 8-K, dated August 2, 2002.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES, INC. By: /s/ Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkowski, Jr. Title: Vice President

Date: August 6, 2002

EXHIBIT INDEX

Exhibit Number 1.1 4.1 99.1	Description

Underwriting Agreement between the Depositor and Bear, Stearns & Co. Inc., as underwriter (the "Underwriter") dated as of July 26, 2002.(1)

Pooling and Servicing Agreement, among the Depositor, EMC Mortgage Corporation, as Seller and a Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and a Master Servicer and Bank One, National Association, as Trustee, dated as of July 1, 2002.

Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of July 30, 2002.(2)

_____________

(1)      Previously filed as an exhibit to Registrant’s Current Report on Form 8-K, dated August 2, 2002.

(2)      Previously filed as an exhibit to Registrant’s Current Report on Form 8-K, dated August 2, 2002.